                    METLIFE INSURANCE COMPANY OF CONNECTICUT

       METLIFE OF CONNECTICUT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

                METLIFE RETIREMENT PERSPECTIVES Variable Annuity
                       UNALLOCATED GROUP VARIABLE ANNUITY

                       SUPPLEMENT DATED DECEMBER 19, 2008
           TO THE PROSPECTUSES DATED APRIL 28, 2008 (AS SUPPLEMENTED)

     MetLife Insurance Company of Connecticut (the "Company") has filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow the Company to remove certain variable funding options ("Existing Funds") and substitute new options ("Replacement Funds") as shown below. The Replacement Funds are portfolios of Met Investors Series Trust or Metropolitan Series Fund, Inc. To the extent that a Replacement Fund is not currently available as a funding option under your Contract, such Replacement Fund will be added as a funding option on or before the date of the substitution. Please retain this supplement and keep it with the prospectus.

     To the extent required by law, approval of the proposed substitution is being obtained from the state insurance regulators in certain jurisdictions.

     The Company believes that the proposed substitutions are in the best interest of contract holders. In each case, the Replacement Fund will have at least similar investment objectives and policies as the Existing Fund. The Company will bear all expenses related to the substitutions, and they will have no tax consequences for you. The Company anticipates that, if such order is granted, the proposed substitutions will occur on or about May 1, 2009.

     The proposed substitutions and respective advisers and/or sub-advisers for all of the above-listed Contracts are:

EXISTING FUND AND CURRENT ADVISER                   REPLACEMENT FUND AND SUB-
(WITH CURRENT SUB-ADVISER AS NOTED)                 ADVISER

Legg Mason Partners Variable Money                  BlackRock Money Market
  Market Portfolio                                  Portfolio (Class E)
Legg Mason Partners Fund Advisor,                   BlackRock Advisors, LLC
  LLC
(Western Asset Management Company)

PIMCO (VIT) Total Return Portfolio                  PIMCO Total Return Portfolio
(Administrative Class)                              (Class B)
Pacific Investment Management                       Pacific Investment Management
Company LLC                                         Company LLC

Van Kampen LIT Comstock Portfolio                   Van Kampen Comstock Portfolio
(Class II)                                          (Class B)
                                                    Morgan Stanley Investment
Van Kampen Asset Management                         Management, Inc.
                                                    d/b/a Van Kampen


     The proposed substitution and respective advisers and/or sub-advisers for the above-listed Contracts for Unallocated Group Variable Annuity ONLY are:

Legg Mason Partners Variable Equity                 MetLife Stock Index Portfolio
Index Portfolio (Class II)                          (Class A)
Legg Mason Partners Fund Advisor,                   MetLife Investment Advisors
LLC                                                 Company, LLC
(Batterymarch Financial Management,
Inc.)


     The proposed substitution and respective advisers and/or sub-advisers for MetLife Retirement Perspectives Contracts ONLY are:

Legg Mason Partners Variable Equity                 MetLife Stock Index Portfolio
Index Portfolio (Class II)                          (Class B)
Legg Mason Partners Fund Advisor,                   MetLife Investment Advisors
LLC                                                 Company, LLC
(Batterymarch Financial Management,
Inc.)

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Please note that:

     - No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitution.

     - The elections you have on file for allocating your account value, premium payments and deductions will be redirected to the Replacement Fund unless you change your elections and transfer your funds before the substitution takes place.

     - You may transfer amounts in your Contract among the variable funding options and the fixed option as usual. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your Contract, subject to the Company's restrictions on transfers to prevent or limit "market timing" activities by Contract owners or agents of Contract owners.

     - If you make one transfer from one of the above Existing Funds into one or more other subaccounts before the substitution, or from the Replacement Fund after the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution.

     - On the effective date of the substitution, your account value in the variable funding option will be the same as before the substitution. However, the number of units you receive in the Replacement Fund will be different from the number of units in your Existing Fund, due to the difference in unit values.

     - There will be no tax consequences to you.

     In connection with the substitutions, we will send you a prospectus for Met Investors Series Trust and Metropolitan Series Fund, Inc., as well as notice of the actual date of the substitutions and confirmation of transfers.

     Please contact your registered representative if you have any questions.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

1300 Hall Boulevard
Bloomfield, CT 06002-2910